UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report

March 7, 2005

(Date of earliest event reported)

Levitt Corporation

(Exact name of registrant as specified in its Charter)

Florida	001-31931	11-3675068

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)
1750 East Sunrise Blvd., Ft. Lauderdale, Florida		33304

(Address of principal executive offices)		(Zip Code)

(954) 760-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 2.02. Results of Operations and Financial Condition
SIGNATURES
Press Release
Financial Tables and Supplemental Information

     The information in this report (including Exhibit 99.1 and Exhibit 99.2) is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 2.02. Results of Operations and Financial Condition

     On March 7, 2005, Levitt Corporation issued a press release announcing its financial results for the quarter and year ended December 31, 2004. The press release and accompanying financial tables and supplemental information are attached hereto as Exhibit 99.1 and Exhibit 99.2, and are incorporated herein by reference.

Exhibit	Description
99.1	Press release dated March 7, 2005

99.2	Financial tables and supplemental information

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVITT CORPORATION

By: /s/ GEORGE P. SCANLON

George P. Scanlon
Executive Vice President
- Chief Financial Officer

Dated: March 7, 2005